UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

 MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22504

CLARK FORK TRUST

 (Exact name of registrant as specified in charter)

218 East Front Street, Suite 205, Missoula, Montana 59802

(Address of principal executive offices) (Zip code)

Capitol Services, Inc.

615 S. Dupont Hwy, Dover, DE 19901

 (Name and address of agent for service)

With Copies To:

John H. Lively

Practus LLP

11300 Tomahawk Creek Pkwy, Suite 310

Leawood, KS 66211

Registrant's telephone number, including area code: 406-541-0130

Date of fiscal year end: May 31st

Date of reporting period: August 31, 2018

ITEM 1. SCHEDULE OF INVESTMENTS.

Tarkio Fund
Schedule of Investments
August 31, 2018 (Unaudited)

Shares		Value

COMMON STOCKS - 99.38%

Arrangement of Transportation of Freight & Cargo - 1.92%
30,250	Expeditors International of Washington, Inc. *	$ 2,216,719

Communication Equipment, NEC - 3.29%
56,000	Lumentum Holdings, Inc. *	3,802,399

Construction, Mining & Materials Handling Machinery & Equip - 3.98%
198,450	Manitowoc Co., Inc. *	4,602,055

Drawing & Insulating of Nonferrous Wire - 1.42%
48,875	Corning, Inc.	1,637,800

Fire, Marine & Casualty Insurance - 4.16%
4,275	Berkshire Hathaway, Inc. Class B *	892,278
4,675	Fairfax Financial Holdings, Ltd. (Canada) *	2,563,957
1,125	Markel Corp. *	1,359,900
		4,816,135
Food & Kindred Products - 0.07%
2,100	Campbell Soup Co.	82,845

Industrial Instruments for Measurement, Display & Control - 14.12%
210,925	Cognex Corp.	11,347,765
48,125	Danaher Corp.	4,982,862
		16,330,627
Industrial Trucks, Tractors, Trailers & Stackers - 4.11%
122,825	Terex Corp.	4,759,468

Land Subdividers & Developers (No Cemeteries) - 3.64%
244,825	The St. Joe Co. *	4,210,990

Miscellaneous Electrical Machinery, Equipment & Supplies - 0.11%
107,900	Evans & Southerland Computer Corp. *	126,243

National Commercial Banks - 0.94%
9,500	JPMorgan Chase & Co.	1,088,510

Office Furniture - 3.51%
106,125	Herman Miller, Inc.	4,064,587

Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 8.16%
68,375	Rogers Corp. *	9,440,536

Printed Circuit Boards - 1.51%
88,350	Kimball Electronics, Inc. *	1,749,330

Pumps & Pumping Equipment - .43%
14,100	Colfax Corp. *	492,372

Retail-Catalog & Mail-Order Houses - 0.03%
15	Amazon.com, Inc. *	30,190

Retail-Eating Places - 0.76%
1,850	Chipotle Mexican Grill, Inc. *	879,083

Retail-Home Furniture, Furnishings & Equipment Stores - 5.25%
537,450	The Container Store Group, Inc. *	6,073,185

Retail-Variety Stores - 4.73%
23,450	Costco Wholesale Corp.	5,466,898

Security Brokers, Dealers & Flotation Companies - 0.61%
11,125	SEI Investments Co.	701,765

Semiconductors & Related Devices - 4.25%
101,525	Finisar Corp. *	2,071,110
298,450	Oclaro, Inc. *	2,847,213
		4,918,323
Services-Business Services, NEC - 6.10%
72,600	Total System Services, Inc.	7,052,364

Services-Computer Integrated Systems Design - 2.77%
49,175	Cerner Corp. *	3,201,784

Services-Prepackaged Software - 3.14%
75,975	National Instruments Corp.	3,627,806

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 1.95%
36,125	Nucor Corp.	2,257,812

Telephone Communications (No Radiotelephone) - 10.20%
552,184	CenturyLink, Inc.	11,794,660

Telephone & Telegraph Apparatus - 0.82%
30,050	Ciena Corp. *	948,979

Textile Mill Products - 1.10%
54,150	Interface, Inc.	1,275,232

Trucking (No Local) - 6.32%
763,425	YRC Worldwide, Inc. *	7,305,977

TOTAL FOR COMMON STOCKS (Cost $78,023,001) - 99.38%		$ 114,954,674

EXCHANGE TRADED FUNDS - 0.14%
4,475	ProShares UltraShort 20+ Year Treasury	161,860

TOTAL FOR EXCHANGE TRADED FUNDS (Cost $155,916) - 0.14%		$ 161,860

SHORT TERM INVESTMENTS - 0.24%
275,779	Federated Government Obligation 1.83% ** (Cost $275,779)	275,779

TOTAL INVESTMENTS (Cost $78,454,696) *** - 99.76%		$ 115,392,313

OTHER ASSETS LESS LIABILITIES - 0.24%		274,423

NET ASSETS - 100.00%		$ 115,666,736

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the 7-day yield at August 31, 2018.

*** At August 31, 2018 the net unrealized appreciation on investments, based on cost for federal income tax purposes of $78,454,696 amounted to $36,937,617, which consisted of aggregate gross unrealized appreciation of $38,440,777 and aggregate gross unrealized depreciation of $1,503,160.

NOTES TO SCHEDULE OF INVESTMENTS
Tarkio Fund
1. SECURITY TRANSACTIONS

At August 31, 2018 the net unrealized appreciation on investments, based on cost for federal income tax purposes of $78,454,696 amounted to $36,937,617, which consisted of aggregate gross unrealized appreciation of $38,440,777 and aggregate gross unrealized depreciation of $1,503,160.

2. SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on the Fund’s 2012 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER: The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3. SECURITY VALUATION

As described in Note 2, all investments in securities are recorded at their estimated fair value. The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

4. FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

EQUITY SECURITIES (COMMON STOCKS). Equity securities are generally valued by using market quotations. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$114,954,674	$0	$0	$114,954,674
Exchange Trade Funds	$161,860	$0	$0	$161,860
Cash Equivalents	275,779	$0	$0	$275,779
Total	$115,392,313	$0	$0	$115,392,313

ITEM 2. CONTROLS AND PROCEDURES.

a)

The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as conducted within 90 days of the filing of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s most recent fiscal quarter that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Clark Fork Trust

By:

/s/ Russell T. Piazza

Russell T. Piazza, Chairman of the Board, Principal Executive Officer

Date    October 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacity and on the date indicated.

By:

/s/ Russell T. Piazza

Russell T. Piazza, Chairman of the Board, Principal Executive Officer

Date     October 24, 2018

By:

/s/ Michele Blood

Michele Blood, Principal Financial Officer

Date    October 24, 2018